EXHIBIT 99.(c)


                 AMENDED AND RESTATED TRANSACTION AGREEMENT


          AMENDED AND RESTATED TRANSACTION AGREEMENT, dated as of
   October 27, 1997 (this "Agreement"), among ADVANCE PUBLICATIONS, INC., a New York corporation ("Advance"), NEWHOUSE BROADCASTING CORPORATION, a New York corporation ("Newhouse"), ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership ("Advance/Newhouse"), TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership ("TWE"), TW HOLDING CO., a New York general partnership ("TW Holding Co."), and TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership (the "Partnership").

          WHEREAS, Advance/Newhouse and TWE entered into a Partnership Agreement, dated as of September 9, 1994, as amended, pursuant to which they formed the Partnership (the "Partnership Agreement");

          WHEREAS, Advance, Newhouse, Advance/Newhouse, TWE and the Partnership entered into a Contribution Agreement, dated as of September 9, 1994, as amended (the "Contribution Agreement"), pursuant to which each of Advance/Newhouse and TWE contributed certain specified assets to the Partnership;

          WHEREAS, the Partnership Agreement provides that if TWE or any of its Affiliates acquires or invests in any System Opportunity (as defined in the Partnership Agreement), TWE or such Affiliate shall use reasonable best efforts to transfer or assign to the Partnership as promptly as practicable the economic benefits of those cable television systems comprising such System Opportunity that are within a Preferred Cluster Area (as defined in the Partnership Agreement) (in a manner and at a time intended to preserve any deferral of tax on such acquisition and otherwise minimize the taxes payable in connection with such transaction) at a price, payable in tax efficient consideration equal to the fair market value of the System Opportunity transferred or assigned to the Partnership;

          WHEREAS, Time Warner Inc., a Delaware corporation and an affiliate of TWE ("TWX"), has acquired several such System
   Opportunities;

          WHEREAS, prior to the Closing (as defined below) certain of such System Opportunities (or portions thereof) will be transferred by subsidiaries of TWX to TW Holding Co.;

          WHEREAS, the parties hereto executed a Transaction
   Agreement, dated as of August 15, 1996 (the "Original Transaction Agreement"), setting forth the terms on which such System Opportunities (or portions thereof) were to be transferred by TW Holding Co. to the Partnership;

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          WHEREAS, the Original Transaction Agreement also provided
   for the transfer by TWE to the Partnership of certain cable television systems and related assets (i) in satisfaction of its obligations to the Partnership in respect of the Designated Paragon Interest (as defined in the Contribution Agreement) and (ii) in satisfaction of certain of its outstanding obligations to the Partnership under Section 2 of the Letter Agreement, dated April 1, 1995, among Advance, Newhouse, Advance/Newhouse and TWE (the "April 1995 Letter"); and

          WHEREAS, the parties now wish to amend and restate the Original Transaction Agreement in its entirety.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1.   Contribution of Designated CVI Systems.

               (a)  Subject to the conditions set forth in Section
   4, at the Closing (as defined below), (i) TW Holding Co. shall contribute, assign, convey, transfer and deliver to the Partnership its right, title and interest in and to the cable television systems described on Schedule 1 hereto (the "Designated CVI Systems"), and (ii) the Partnership shall assume, and agree to pay and discharge, as and when they become due, or otherwise take subject to, the indebtedness and other liabilities associated with the Designated CVI Systems that are described on Schedule 2 hereto (the "Assumed CVI Liabilities").

               (b) At the Closing, (i) TW Holding Co. shall deliver instruments executed by it and in form and substance reasonably satisfactory to the Partnership contributing, assigning, conveying, transferring and delivering to the Partnership its right, title and interest in and to the Designated CVI Systems and (ii) the Partnership shall deliver instruments executed by it and in form and substance reasonably satisfactory to TW Holding Co. by which it shall assume and agree to pay and discharge the Assumed CVI Liabilities.

               (c) In exchange for the contributions contemplated by Section 1(a), TW Holding Co. shall receive (i) Common Partnership Units (as defined in the Partnership Agreement) having a value equal to 50% of the Net CVI Contribution and (ii) TW Holding Co. Preferred Partnership Units (as defined in the Partnership Agreement, as amended by the First Amendment (as defined below)) having a value equal to 50% of the Net CVI Contribution. For purposes of the foregoing, "Net CVI Contribution" means the excess of (i) the Designated CVI System Value determined in accordance with Section 9 over (ii) the Assumed CVI Indebtedness.

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          2.   Contribution of Designated Paragon Systems.

               (a)  Subject to the conditions set forth in Section
   4, at the Closing, TWE shall contribute, assign, convey, transfer and deliver to the Partnership (i) an undivided percentage interest (determined in the manner described below) in its right, title and interest in and to the cable television systems described on Schedule 3 hereto (the "Designated Paragon Systems") free of any indebtedness for money borrowed and (ii) its right, title and interest in and to 8,832 Primestar subscribers in the localities described on Schedule 4 hereto (the "Designated Primestar Subscribers"). The undivided percentage interest in the Designated Paragon Systems to be contributed to the Partnership by TWE pursuant to this paragraph shall equal a fraction, the numerator of which shall be the excess of (x) the TWE Pre-Existing Subscriber Obligation (as defined below) as of June 30, 1996 over (y) one-half the number of Designated Primestar Subscribers contributed to the Partnership pursuant to clause (ii) of this Section 2(a), and the denominator of which shall be the total number of subscribers served by all Designated Paragon Systems as of June 30, 1996. "TWE Pre-Existing Subscriber Obligation" means, as of any date, a number of cable tele-vision subscribers equal to the sum of (1) 25% of the total number of subscribers served by cable television systems owned by Paragon as of such date and (2) 238,500 subscribers, increased (in the case of this clause (2) only) by the average rate of subscriber growth applicable to TWE's cable television systems (other than Partnership cable television systems) from July 1, 1994 through such date (without giving effect to acquisitions, dispositions, trades and other extraordinary transactions during such period). The equivalent number of subscribers represented by the undivided interest in the Designated Paragon Systems contributed to the Partnership by TWE pursuant to this Section 2(a) is referred to herein as the "TWE Paragon Subscribers."

               (b)  Subject to the conditions set forth in Section
   4, at the Closing, TW Holding Co. shall contribute, assign, convey, transfer and deliver to the Partnership an undivided percentage interest (determined in the manner described below) in its right, title and interest in and to the Designated Paragon Systems, and the Partnership shall assume, and agree to pay and discharge, as and when they become due, or otherwise take subject to, the indebtedness and other liabilities associated with the Designated Paragon Systems that are described on Schedule 5 hereto (the "Assumed Paragon Liabilities"). The undivided percentage interest in the Designated Paragon Systems to be contributed to the Partnership by TW Holding Co. shall equal 100% less the undivided percentage interest in the Designated Paragon Systems contributed to the Partnership by TWE pursuant to Section 2(a). The equivalent number of subscribers represented by the undivided interest in the Designated Paragon Systems contributed to the Partnership by TW Holding Co. pursuant to this Section 2(b) is referred to herein as the "Excess Paragon Subscribers."

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               (c)  At the Closing, (i) TWE shall deliver
   instruments executed by it and in form and substance reasonably satisfactory to the Partnership contributing, assigning, conveying, transferring and delivering to the Partnership its right, title and interest in and to the TWE Paragon Subscribers and the Designated Primestar Subscribers in accordance with Section 2(a), (ii) TW Holding Co. shall deliver instruments executed by it and in form and substance reasonably satisfactory to the Partnership contributing, assigning, conveying, transferring and delivering its right, title and interest in and to the Excess Paragon Subscribers in accordance with Section 2(b) and (iii) the Partnership shall deliver instruments executed by it and in form and substance reasonably satisfactory to TW Holding Co. by which it shall assume and agree to pay and discharge the Assumed Paragon Liabilities.

               (d) The Contribution to the Partnership by TWE of its right, title and interest in and to the TWE Paragon Subscribers and the Designated Primestar Subscribers pursuant to Section 2(a) shall be made in full satisfaction of (i) all of its obligations in respect of the Designated Paragon Interest under the (x) Contribution Agreement,
   (y) the Letter Agreement, dated September 9, 1994, relating thereto and
   (z) paragraph 17 of the April 1995 Letter and (ii) all of its obligations under paragraph 2 of the April 1995 Letter with respect to the assets described in paragraph 1 of Schedule A thereto, in each case from and after July 1, 1996. In exchange for contributing to the Partnership its right, title and interest in and to the Excess Paragon Subscribers pursuant to Section 2(b), TW Holding Co. shall receive (i) Common Partnership Units having a value equal to 50% of the Net Paragon Contribution and (ii) TW Holding Co. Preferred Partnership Units having a value equal to 50% of the Net Paragon Contribution. For purposes of the foregoing, "Net Paragon Contribution" means the excess of (i) the Excess Paragon Subscriber Value determined in accordance with Section 9 over (ii) the Assumed Paragon Indebtedness.

          3.   Beneficial Assets and Subsidiary Beneficial Assets.
   If any consent or approval is required in connection with the contribution to the Partnership pursuant to this Agreement of any cable television system (or the franchise pursuant to which such cable television system is operated) and such consent or approval is not obtained prior to the Closing, then in lieu of contributing (and pending the actual contribution of) such cable television systems to the Partnership, TW Holding Co. or TWE, as applicable, will hold such cable television systems (or cause such cable television systems to be held) for the use and benefit of the Partnership. Such cable television systems shall be treated as Beneficial Assets (as defined in the Contribution Agreement) or Subsidiary Beneficial Assets (as defined in the Contribution Agreement) in either case in accordance with Section
   5.8 of the Partnership Agreement and Section 6.7 of the Contribution Agreement. In accordance with Section 6.7 of the Contribution Agreement, following the Effective Date, TW Holding Co. and TWE shall continue to use their reasonable best efforts to obtain any consent or approval necessary to effectuate the contribution to the Partnership of any Beneficial Asset or Subsidiary Beneficial Asset not contributed to the Partnership on the Effective Date, and shall take all reasonable actions to effectuate the contribution
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   of such Beneficial Asset or Subsidiary Beneficial Asset after such consent or approval is obtained; provided, however, that no cable television franchise comprising a Beneficial Asset or Subsidiary Beneficial Asset shall be required to be contributed to the Partnership until consents or approvals shall have been obtained with respect to the contribution of all cable television franchises in the same cable television system as such franchise. The parties acknowledge and agree that with respect to those Designated Paragon Systems that are proposed to be contributed to a joint venture with TeleCommunications, Inc. (or one of its affiliates) in accordance with the Letter of Intent, dated September 2, 1997, TW Holding Co. and/or TWE may seek to obtain necessary consents and approvals for the transfers contemplated by such Letter of Intent at the same time as the transfers contemplated hereby.

          4.   Closing Conditions.  The obligations of TW Holding
   Co., TWE and the Partnership to effect the transactions contemplated by this Agreement, shall be subject to the satisfaction at or prior to the Closing of the following conditions, the imposition of which are solely for the benefit of such parties and any one or more of which may be waived by such parties in their discretion:

               (a) each of TWE, Advance/Newhouse and TW Holding Co. shall have executed and delivered an amendment to the Partnership Agreement substantially in the form of Exhibit A (the "First
   Amendment");

               (b)  the waiting periods (and any extensions
   thereof), if any, applicable to the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have been terminated or shall have expired (it being understood that as soon as practicable after the execution of this Agreement, the parties will complete and file, or cause to be completed and filed, any notification and report required to be filed under the HSR Act and each such filing shall request early termination of the waiting period imposed by the HSR Act); and

               (c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect.

          5.   Advance/Newhouse Contribution.  Subject to the
   consummation of the transfer or beneficial assignment of the Designated CVI Systems and the Excess Paragon Subscribers to the Partnership, on or prior to the fourth anniversary of the Effective Date (but in no event prior to the date that is six months following the Effective Date), Advance/Newhouse shall contribute to the Partnership cash in an amount equal to the Advance/Newhouse Contribution Amount, plus interest thereon at the Interest Rate compounded (to the extent not paid) on a quarterly basis, from July 1, 1996 until the date such contribution is made in full. For the purposes of the foregoing, (i) "Advance/Newhouse Contribution Amount" means an amount equal to
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   50% of the value of the Common Partnership Units received by TW Holding
   Co. in exchange for its contribution of the Designated CVI Systems and the Excess Paragon Subscribers and (ii) "Interest Rate" shall mean the average interest rate applicable from time to time to borrowings by the Partnership under the senior revolving credit facility of the Partnership. At the Closing, Advance/Newhouse shall execute and deliver to the Partnership a promissory note (the "Advance/Newhouse Note") substantially in the form of Exhibit B hereto having a principal amount equal to the Advance/Newhouse Contribution Amount, as security for its obligation to contribute to the Partnership the Advance/Newhouse Contribution Amount, plus interest as provided in this Section 5. Advance/Newhouse shall take any and all actions and execute and deliver all documents or agreements reasonably requested by the Partnership to enable the Partnership to perfect its security interest in the Advance/Newhouse Note. Advance/Newhouse and the Partnership acknowledge and agree that the Advance/Newhouse Note shall not be deemed an asset of the Partnership unless and until the Partnership seeks to realize upon its security interest therein. In exchange for its agreement to contribute the Advance/Newhouse Contribution Amount, Advance/Newhouse shall receive Common Partnership Units having a value equal to the Advance/Newhouse Contribution Amount.

          6. Time and Place of Closing. Subject to the satisfaction (or waiver) of each of the conditions set forth in Section 4, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019 (or such other place as the parties may mutually agree), at 10:00 a.m. (New York City time) on February 12, 1998 or such earlier date as TWE may determine (upon 2 business days' notice to Advance/Newhouse), or such later date as the parties may mutually agree in writing. The date on which the Closing occurs is referred to herein as the "Effective Date".

          7. Effect of Contributions. Upon the consummation of the contribution or beneficial assignment to the Partnership of the Designated CVI Systems and the Designated Paragon Systems in accordance with the terms and conditions of this Agreement, each of TWE (and its Affiliates) and the Partnership shall be deemed to have satisfied all of its obligations pursuant to Section 10.1 of the Partnership Agreement with respect to the businesses and assets of TWI Cable Inc. (formerly known as Cablevision Industries Corporation) and its affiliated companies and KBLCOM Incorporated and its affiliated companies.

          8.   Representations and Warranties; Indemnification.
   Subject to the Closing having occurred, each of TWX and TW Holding Co.
   (i) shall use commercially reasonable efforts, at the Partnership's expense, to enforce its rights with respect to the representations and warranties set forth in the CVI Supplemental Agreement (as defined below) as such representations and warranties relate to the Designated CVI Systems, including by way of seeking indemnification in accordance with the terms of the CVI Supplemental Agreement, and (ii) shall grant to the
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   Partnership the benefits, if any, obtained as a result of the enforcement of such rights. For the purposes of the foregoing, "CVI Supplemental Agreement" shall mean the Supplemental Agreement, dated as of February 6, 1995, among Cablevision Industries Corporation, Cablevision Management Corporation of Philadelphia, Cablevision Properties, Inc., Cablevision Industries Limited Partnership, Cablevision Industries of Saratoga Associates, Cablevision Industries of Tennessee L.P., Cablevision of Fairhaven/Acushnet, Cablevision Industries of Middle Florida, Inc., Cablevision Industries of Florida, Inc., Cablevision Industries of Delaware, Inc., ARA Cablevision, Inc., Alan Gerry, TWX and TW CVI Acquisition Corp.

          9.   Valuation of Designated CVI Systems and Excess Paragon
   Subscribers.

               (a) Designated CVI Systems. The gross value of the Designated CVI Systems (the "Designated CVI System Value") shall equal
   (i) the Annualized Operating Cash Flow (as defined below) of the Designated CVI Systems multiplied by the CVI Multiple (as defined below), plus (ii) all capital expenditures made in respect of the Designated CVI Systems between January 4, 1996 and June 30, 1996, minus
   (iii) $25,629,000. The Designated CVI System Value shall be subject to adjustment pursuant to Section 10(a).

               (b) Excess Paragon Subscribers. The gross value of the Excess Paragon Subscribers (the "Excess Paragon Subscriber Value") shall equal (i) the Annualized Operating Cash Flow of the Designated Paragon Systems, multiplied by (ii) the Paragon Multiple (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of subscribers comprising the Excess Paragon Subscribers and the denominator of which shall be the total number of subscribers served by all Designated Paragon Systems, in each case as of June 30, 1996.

               (c) Valuation Terms. As used in this Section 9, the following terms shall have the meanings set forth below:

               "Annualized Operating Cash Flow" means, with respect to any cable television systems, an amount equal to two times the Operating Cash Flow for such cable television systems for the six months ended June 30, 1996.

               "CVI Multiple" means the Total Adjusted CVI
   Acquisition Price divided by the Annualized Operating Cash Flow for all of the cable television systems owned by CVI and its wholly owned subsidiaries.

               "Operating Cash Flow" means total revenues less total operating, selling, general and administrative expenses, determined in accordance with generally accepted accounting principles, generated at the cable system level, exclusive of any corporate or divisional overhead costs. For this purpose, divisional overhead costs shall include the cost of regional offices to the extent that such offices perform divisional functions.

               "Paragon Multiple" means (i) the sum of (x) the Total Adjusted CVI Acquisition Price, plus (y) the Total Adjusted Summit Acquisition Price, divided by (ii) the sum of (x) the Annualized Operating Cash Flow for all of the cable television systems owned by CVI and its wholly owned subsidiaries, plus (y) the Annualized Operating Cash Flow for the cable television systems owned by Summit
   Communications Group, Inc. and its wholly owned subsidiaries.

               "Total Adjusted CVI Acquisition Price" shall equal
   $2,670,636,000.

               "Total Adjusted Summit Acquisition Price" shall equal
   $379,385,000.

               (d)  Procedure; Dispute Resolution.  Within 60 days
   following the Effective Date, TW Holding Co. shall deliver to the Partnership, Advance/Newhouse and TWE a certificate (the "Valuation Certificate"), signed by an appropriate officer of TW Holding Co. after due inquiry by such officer, but without any personal liability to such officer, setting forth the Designated CVI System Value, the Net CVI Contribution, the Excess Paragon Subscriber Value and the Net Paragon Contribution and the calculation thereof in accordance with Section
   1(c), Section 2(d), Section 10(a), Section 10(b) and this Section 9. At the request of Advance/Newhouse or TWE, TW Holding Co. shall provide the requesting party with prompt and complete access to all working papers and relevant supporting documentation as well as appropriate TWX, TW Holding Co. or TWE personnel, in each case reasonably necessary in connection with such party's review of the information set forth in the Valuation Certificate. If either Advance/Newhouse or TWE shall conclude that the Valuation Certificate is not accurate, then Advance/Newhouse or TWE, as appropriate (the "Disputing Party"), within 90 days of receipt of such Valuation Certificate, shall furnish TW Holding Co. with a written statement of any discrepancy or discrepancies believed to exist (the "Discrepancy Certificate"). The Disputing Party and TW Holding Co. shall attempt jointly to resolve any discrepancy set forth in the Discrepancy Certificate within 30 days after receipt thereof, which resolution, if achieved, shall be binding upon all parties to this Agreement and not subject to dispute or review. If the Disputing Party and TW Holding Co. cannot resolve the discrepancy to their mutual satisfaction within such 30-day period, the Disputing Party and TW Holding Co. shall, within 10 days following the expiration of such
   30-day period, jointly designate a nationally known independent certified public accounting firm to review the Valuation Certificate, together with the Discrepancy Certificate, and any other relevant documents. If the Disputing Party and TW Holding Co. do not agree upon a nationally known independent certified public accounting firm in accordance with the preceding sentence within such 10-day period, then such review shall be performed by a nationally known independent certified
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   public accounting firm selected by two other nationally known certified public accounting firms, one selected by the Disputing Party and one selected by TW Holding Co.; provided that if one party fails to notify the other party of its selection within 5 days following receipt from the other party of its selection, the accounting firm so selected shall perform such review. The cost of retaining such independent public accounting firm shall be borne one-half by the Disputing Party and one-half by TW Holding Co. Such firm shall report its conclusions and such report shall be conclusive and binding on all parties to this Agreement and not subject to dispute or review. The Designated CVI System Value, the Net CVI Contribution, the Advance/Newhouse Contribution Amount, the Assumed CVI Liabilities, the Excess Paragon Subscriber Value, the Net Paragon Contribution and the Assumed Paragon Liabilities shall be adjusted, if necessary, to reflect any such resolution.

          10.  Closing Adjustments.

               (a)  July 1, 1996 Adjustments.

          (i) TW Holding Co. Adjustment Amount. At the Closing, TW Holding Co. shall deliver to the Partnership a certificate setting forth the estimated TW Holding Co. Adjustment Amount (as defined below), which shall be determined in good faith by TW Holding Co. If the estimated TW Holding Co. Adjustment Amount is greater than zero, then the Designated CVI System Value shall be reduced by an amount equal to such estimated TW Holding Co. Adjustment Amount. If the estimated TW Holding Co. Adjustment Amount is less than zero, then the Designated CVI System Value shall be increased by an amount equal to the absolute value of such TW Holding Co. Adjustment Amount. The Valuation Certificate delivered by TW Holding Co. pursuant to Section 9(d) shall set forth the final TW Holding Co. Adjustment Amount and, to the extent necessary, the Designated CVI System Value, the Net CVI Contribution, the Advance/Newhouse Contribution Amount and the Assumed CVI Liabilities shall be adjusted to reflect difference between the final TW Holding Co. Adjustment Amount and the estimated TW Holding Co. Adjustment Amount.

             (ii) TWE Adjustment Amount. At the Closing, TWE shall deliver to the Partnership a certificate setting forth the estimated TWE Adjustment Amount (as defined below), which shall be determined in good faith by TWE. If the estimated TWE Adjustment Amount is greater than zero, then at the Closing TWE shall contribute to the Partnership an amount in cash equal to such estimated TWE Adjustment Amount. If the estimated TWE Adjustment Amount is less than zero, then at the Closing the Partnership shall assume from TWE indebtedness for money borrowed in an amount equal to the absolute value of such TWE Adjustment Amount. No later than 60 days
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        following the Closing, TWE shall deliver to the Partnership a certificate setting forth the final TWE Adjustment Amount
        (the "TWE Closing Adjustments Certificate").  If the final
        TWE Adjustment Amount is greater than the estimated TWE
        Adjustment Amount, then TWE shall promptly contribute to the Partnership an amount in cash equal to the final TWE
        Adjustment Amount minus the estimated TWE Adjustment Amount.
        If the final TWE Adjustment Amount is less than the estimated TWE Adjustment Amount, then the Partnership shall promptly pay to TWE an amount in cash equal to the estimated
        TWE Adjustment Amount minus the final TWE Adjustment Amount.

          The foregoing adjustments are intended to place the
   Partnership and its Partners in substantially the same after-tax economic position with respect to the Designated CVI Systems, the Designated Paragon Systems and the Designated Primestar Subscribers that it would have been in had the Effective Date occurred on July 1, 1996. For purposes of the foregoing, (i) "TW Holding Co. Adjustment Amount" means (A) the Cash Flow (as defined below) generated by the Designated CVI Systems and the Excess Paragon Subscribers during the period from July 1, 1996 to the Effective Date, less (B) interest on the Assumed CVI Indebtedness and the Assumed Paragon Indebtedness accruing from July 1, 1996 to the Effective Date (calculated at an interest rate equal to the interest rate that would have been applicable to such Assumed CVI Indebtedness and Assumed Paragon Indebtedness had such amounts been indebtedness of the Partnership under the senior bank credit facility of the Partnership in effect during such period), less (C) the Priority Return (as defined in the First Amendment) that would have accrued on the TW Holding Co. Preferred Partnership Units from July 1, 1996 to the Effective Date had the TW Holding Co. Preferred Partnership Units issued on the Effective Date been outstanding throughout such period, less
   (D) an amount equal to the income taxes that would be payable on the net income relating to the Cash Flow described in clause (A), calculated at the Special Effective Tax Rate (as defined in the First Amendment) assuming for such purposes that such net income were reduced by the amount of interest described in clause (B) and the amount of the Priority Return described in clause (C); (ii) "TWE Adjustment Amount" means (A) the Cash Flow generated by the TWE Paragon Subscribers and the Designated Primestar Subscribers during the period from July 1, 1996 to the Effective Date, minus (B) an amount equal to the income taxes that would be payable on the net income relating to the Cash Flow described in clause (A), calculated at the Special Effective Tax Rate; and (iii) "Cash Flow" means, with respect to any period, (A) total revenues less total operating, selling, general and administrative expenses, determined in accordance with generally accepted accounting principles (excluding expenses that do not result in the accrual of current liabilities), generated at the cable system level, including an allocation of the management fees payable to TWE (calculated in a manner consistent with the manner in which such management fees would have been calculated under Section 3.1(h) of the Partnership Agreement had such systems been owned by the Partnership during such period) minus
   (B) capital expenditures, plus or minus (C) changes in working capital from the
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   beginning of such period to the end of such period (assuming for such purposes that working capital as of June 30, 1996 is zero). For purposes of the foregoing, the Cash Flow generated by the Excess Paragon Subscribers and the TWE Paragon Subscribers, respectively, shall bear the same proportion to the total Cash Flow generated by the Designated Paragon Systems as the number of subscribers comprising the Excess Paragon Subscribers and the TWE Paragon Subscribers, respectively, bear to the total number of subscribers served by all Designated Paragon Systems. The adjustments made pursuant to this Section 10 are already reflected in the capital account balances of the partners of the Partnership and, accordingly, no additional adjustments to the partners' capital account balances shall be made in respect of such adjustments. Notwithstanding anything to the contrary contained in the Contribution Agreement, the Free Cash Flow Amount payable by TWE to the Partnership in respect of the assets described in paragraph 1 of Schedule A to the April 1995 Letter for the period from April 1, 1995 through June 30, 1996 shall not take into account changes in working capital.

               (b)  Dispute Resolution.  At the request of
   Advance/Newhouse, TWE shall provide Advance/Newhouse with prompt and complete access to all working papers and relevant supporting documentation as well as appropriate TWE personnel, in each case reasonably necessary in connection with Advance/Newhouse's review of the information set forth in the TWE Closing Adjustments Certificate. If Advance/Newhouse shall conclude that the TWE Closing Adjustments Certificate is not accurate, then Advance/Newhouse, within 90 days of receipt of such Closing Adjustments Certificate, shall furnish TWE with a written statement of any discrepancy or discrepancies believed to exist (the "Dispute Certificate"). Advance/Newhouse and TWE shall attempt jointly to resolve any discrepancy set forth in the Dispute Certificate within 30 days after receipt thereof which resolution, if achieved, shall be binding upon all parties to this Agreement and not subject to dispute or review. If Advance/Newhouse and TWE cannot resolve the discrepancy to their mutual satisfaction within such 30-day period, Advance/Newhouse or TWE shall, within 10 days following the expiration of such 30-day period, jointly designate a nationally known independent certified public accounting firm to review the TWE Closing Adjustments Certificate, together with the Dispute Certificate and any other relevant documents. If Advance/Newhouse and TWE do not agree upon a nationally known independent certified public accounting firm in accordance with the preceding sentence within such 10-day period, then such review shall be performed by a nationally known independent certified public accounting firm selected by two other nationally known independent certified public accounting firms, one selected by Advance/Newhouse and one selected by TWE; provided that if one party fails to notify the other party of its selection within 5 days following receipt from the other party of its selection, the accounting firm so selected shall perform such review. The cost of retaining such accounting firm shall be borne one-half by Advance/Newhouse and one-half by TWE. Such accounting firm shall report its conclusions and such report shall be conclusive and binding on all parties to this Agreement and not subject to dispute or review and, if necessary, the parties shall take all such action necessary to implement such conclusions.

          11.  Other Agreements.

               (a) Revised Long Term Strategic Plan. Within 60 days following the Effective Date, TWE shall present to Advance/Newhouse for its approval a revised Long Term Strategic Plan as contemplated by
   Section 3.3(a) of the Partnership Agreement, which plan shall give effect to the acquisition by the Partnership of the Designated CVI Systems, the Designated Paragon Systems and the Designated Primestar Subscribers.

               (b) Post-Closing Accounting Report. Within 90 days following the Effective Date, TWE shall provide to the Advance/Newhouse Accountants a complete report on the following matters:

          (i) Accounting for the Designated Paragon Interest for the period from April 1, 1995 through June 30, 1996.

          (ii) Revised accounting for the assets described in paragraph 1 of Schedule A to the April 1995 Letter for the period from April 1, 1995 through June 30, 1996 based upon a pro rata allocation of the Designated Paragon Systems.

          (iii) Accounting for all Partnership Primestar activity during the period from October 1, 1995 through June 30, 1996, and the Primestar activity within the TWE Systems and the Advance/Newhouse Systems (each, as defined in the Contribution Agreement) for the period from April 1, 1995 through September 30, 1995. Such report shall include a complete and correct listing of all Partnership Primestar territories (whether or not any subscribers are currently served) and shall properly allocate to the Partnership all Primestar activity in all systems formerly owned by Advance/Newhouse and all TWE systems contributed to the Partnership, plus Savannah.

   TWE shall fully and promptly cooperate with the Advance/Newhouse Accountants in their review and audit of such reports so that within 90 days of receipt of such reports, TWE and Advance/Newhouse shall be in position to agree upon the final accounting of such matters. TWE shall thereafter make any appropriate adjustments.

               (c)  Amendment to Section 6.7 of Contribution
   Agreement. Section 6.7 of the Contribution Agreement shall be amended (effective from and after the Effective Date) by deleting the following words from the third sentence thereof: "(net of taxes on the net income relating thereto calculated at the highest marginal combined Federal, state and local income tax rate (giving effect to the deduction of state and local income taxes, as applicable, for Federal and state income tax purposes), applicable to a corporation located in the jurisdiction in which the Person holding such Beneficial Asset is located)".

               (d)  Substitution of Paragon for TW Holding Co.
   Prior to the Closing, TWE may elect by written notice to Advance/Newhouse, to substitute Paragon Communications, a Colorado general partnership ("Paragon"), for TW Holding Co., in which case all references herein to TW Holding Co. shall be deemed to mean Paragon.

          12.  Miscellaneous.

               (a)  This Agreement shall be governed by and
   construed in accordance with the laws of the State of New York (other than its rules of conflicts of law to the extent the application of the law of another jurisdiction would be required thereby).

               (b) The parties hereto shall cooperate with each other and their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement and will each use reasonable best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by them under this Agreement so that the transactions contemplated hereby shall be consummated.

               (c) This Agreement may be terminated by either TWE or Advance/Newhouse (by delivery of written notice to the other) if the Closing hereunder has not occurred on or before April 1, 1998.

               (d) Section headings contained in this Agreement are inserted only as a matter of convenience and reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

               (e) This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

               (f)  This Agreement supersedes the Original
   Transaction Agreement and from and after the date hereof the Original Transaction Agreement shall be of no force and effect.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                         ADVANCE PUBLICATIONS, INC.

                         By:  /s/   S.I. NEWHOUSE, JR.
                              Name:     S.I. Newhouse, Jr.
                              Title:    Chairman & Vice President


                         NEWHOUSE BROADCASTING
                          CORPORATION

                         By:  /s/   S.I. NEWHOUSE, JR.
                              Name:     S.I. Newhouse, Jr.
                              Title:    Vice President


                         ADVANCE/NEWHOUSE PARTNERSHIP

                         By:  ADVANCE COMMUNICATION
                              CORP., General Partner

                               By:  /s/   S.I. NEWHOUSE, JR.
                               Name:   S.I. Newhouse, Jr.
                               Title:  Vice President


                         By:  NEWHOUSE BROADCASTING
                              CORPORATION, General Partner

                              By:  /s/   S.I. NEWHOUSE, JR.
                              Name:   S.I. Newhouse, Jr.
                              Title:  Vice President

                         TIME WARNER ENTERTAINMENT
                           COMPANY, L.P.

                         By:  /s/   SPENCER B. HAYS
                              Name:  Spencer B. Hays
                              Title: Vice President


                         TW HOLDING CO.

                         By:  TWI CABLE INC., General Partner

                              By:  /s/   SPENCER B. HAYS
                                   Name:  Spencer B. Hays
                                   Title: Vice President


                         TIME WARNER ENTERTAINMENT -
                           ADVANCE/NEWHOUSE PARTNERSHIP

                         By:  TIME WARNER ENTERTAINMENT
                              COMPANY, L.P., General Partner

                              By:  /s/   SPENCER B. HAYS
                                   Name:  Spencer B. Hays
                                   Title: Vice President

                         By:  ADVANCE/NEWHOUSE
                              PARTNERSHIP, General Partner

                              By:    ADVANCE COMMUNICATION CORP.,
                                        General Partner

                                 By:  /s/   S.I. NEWHOUSE, JR.
                                      Name:   S.I. Newhouse, Jr.
                                      Title:  Vice President

                              By:    NEWHOUSE BROADCASTING
                                        CORPORATION, General Partner

                                 By:  /s/   S.I. NEWHOUSE, JR.
                                      Name:   S.I. Newhouse, Jr.
                                      Title:  Vice President

                         For purposes of Section 8 only:

                         TIME WARNER INC.

                         By:  /s/   SPENCER B. HAYS
                              Name:  Spencer B. Hays
                              Title: Vice President

   Accepted and agreed to as
   of the date set forth above:

   U S WEST, INC.

   By:  /s/   FRANK EICHLER
        Name:  Frank Eichler
        Title: Vice President

   U S WEST MULTIMEDIA COMMUNICATIONS, INC.

   By:  /s/   FRANK EICHLER
        Name:  Frank Eichler
        Title: Vice President